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                                                                    Exhibit 23.1





                                       Consent



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 19, 1996 (except for Notes 9 and 10 as to which the date is July 18, 1996), in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-03491) and related Prospectus of Karrington Health, Inc., dated July 18, 1996.

                                  /s/ ERNST & YOUNG LLP


Columbus, OH
July 18, 1996